Exhibit 4.10

IRON MOUNTAIN INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE IRON MOUNTAIN INCORPORATED CUSIP 462846 10 6 SEE REVERSE FOR CERTAIN DEFINITIONS This is to Certify that Specimen is the owner of FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF Iron Mountain Incorporated, transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Articles of Incorporation and the By-laws of the Corporation as from time to time amended.  This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.  In Witness Whereof, the Corporation has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed. Dated IRM 5109 SECRETARY IRON MOUNTAIN INCORPORATED CORPORATE SEAL 2002 DELAWARE CHIEF EXECUTIVE OFFICER AUTHORIZED SIGNATURE AMERICAN BANK NOTE COMPANY. TRANSFER AGENT AND REGISTRAR CERTIFICATE OF STOCK

IRON MOUNTAIN INCORPORATED THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER HEREOF, UPON REQUEST AND WITHOUT CHARGE, (i) A FULL OR SUMMARY STATEMENT OF THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND (ii) THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO FIX AND DETERMINE SUCH RIGHTS AND DESIGNATIONS. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT-Custodian (Cust)(Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated, NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. Specimen